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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    February 21, 2003

MACKIE DESIGNS INC.
(Exact name of registrant as specified in charter)

Washington (State or other jurisdiction of incorporation)	0-26524 (Commission File Number)	91-1432133 (IRS Employer Identification No.)
MACKIE DESIGNS INC. 16220 Wood-Red Road, N.E. Woodinville, Washington 98072 (Address of principal executive offices) (Zip Code)
(425) 487-4333 (Registrant's telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure.

        On February 21, 2003, Mackie Designs Inc. announced that it had closed the previously announced equity investment by an affiliate of Sun Capital Partners, a Boca Raton-based private investment firm.

        In the transaction, Sun Capital purchased approximately 14.4 million shares of Mackie common stock (74% of the total shares outstanding after completion of the transaction) for $10 million. Sun Capital acquired approximately 7.4 million outstanding shares from certain selling shareholders. It purchased approximately 6.9 million newly issued shares directly from the Company for approximately $6.3 million.

        In addition to its equity investment in Mackie, Sun Capital Partners has agreed to provide $4 million of debt financing in connection with the anticipated refinancing of the Company's bank lines of credit. In connection with that investment, Mackie will issue Sun Capital a promissory note with warrants to purchase an additional 1.2 million Mackie common shares. Mackie is currently negotiating the refinancing of its bank lines of credit and has entered into a forbearance agreement with its senior lender. It expects to complete the refinancing next month.

        "In addition to new capital, this transaction brings Mackie the active support and hands-on participation of Sun Capital," said Chief Executive Officer Jamie Engen. "We look forward to working together with them to build our business and pursue new opportunities."

        Jason Neimark, Vice President of Sun Capital Partners, added, "Mackie's strong brands, loyal customer and vendor base, and solid work force are key assets that position the Company for long-term success. We are excited to be part of Mackie's future."

        In connection with the transaction, Mackie named three new directors to fill vacancies created by the resignations of Paul Gallo, Raymond B. (Buck) Ferguson, Ken Williams and Gregory C. Mackie. The new directors are Marc Leder and Roger Krouse, both co-founders and Managing Directors of Sun Capital, and Clarence Terry, a Managing Director of Sun Capital. Mr. Leder was appointed Chairman of the Board. "We are very grateful for the hard work and dedication of Paul, Buck, Ken and Greg, and thank them for their service on our board," said Mr. Engen. "We are pleased that Greg will continue to advise the Company through a consulting arrangement, and we welcome the participation of our new board members."

        Reedland Capital Partners, an Institutional Division of Financial West Group acted as placement agent for the investment on behalf of the Company.

About Sun Capital Partners

        Sun Capital Partners, Inc. is a leading private investment firm focused on investing in market-leading companies that can benefit from its in-house operating professionals and experience. Sun Capital has invested in approximately 40 companies since its inception in 1995 with combined revenues in excess of $4 billion. For more information, visit www.suncappart.com.

About Mackie Designs

        Mackie Designs is a leading designer, manufacturer and marketer of professional audio equipment. The Company sells audio mixers, mixer systems, power amplifiers, and professional loudspeakers. For more information, visit www.mackie.com.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

          2.1  First Amendment to Stock Purchase Agreement, dated as of February 7, 2003, by and among Sun Mackie, LLC, Mackie Designs Inc., Gregory Mackie, on behalf of himself and as the sole trustee of the Clair Mackie Irrevocable Trust, the Nathalia Mackie Irrevocable Trust, the Kathleen Staples Irrevocable Trust and the Christine Radke Irrevocable Trust, and C. Marcus Sorenson and Judith B. Sorenson, as co-trustees of the Children of Matthew Adam Sorenson Irrevocable Trust, the Children of Karen Marie Lopez Irrevocable Trust, the Children of Kimberly Kaye Parker Irrevocable Trust, the Matthew Adam Sorenson Irrevocable Trust, the Karen Marie Lopez Irrevocable Trust, the Kimberly Kaye Parker Irrevocable Trust and the Sorenson Family Trust

          2.2  Second Amendment to Stock Purchase Agreement, dated as of February 13, 2003, by and among Sun Mackie, LLC, Mackie Designs Inc., Gregory Mackie, on behalf of himself and as the sole trustee of the Clair Mackie Irrevocable Trust, the Nathalia Mackie Irrevocable Trust, the Kathleen Staples Irrevocable Trust and the Christine Radke Irrevocable Trust, and C. Marcus Sorenson and Judith B. Sorenson, as co-trustees of the Children of Matthew Adam Sorenson Irrevocable Trust, the Children of Karen Marie Lopez Irrevocable Trust, the Children of Kimberly Kaye Parker Irrevocable Trust, the Matthew Adam Sorenson Irrevocable Trust, the Karen Marie Lopez Irrevocable Trust, the Kimberly Kaye Parker Irrevocable Trust and the Sorenson Family Trust

          2.3  Third Amendment to Stock Purchase Agreement, dated as of February 21, 2003, by and among Sun Mackie, LLC, Mackie Designs Inc., Gregory Mackie, on behalf of himself and as the sole trustee of the Clair Mackie Irrevocable Trust, the Nathalia Mackie Irrevocable Trust, the Kathleen Staples Irrevocable Trust and the Christine Radke Irrevocable Trust, and C. Marcus Sorenson and Judith B. Sorenson, as co-trustees of the Children of Matthew Adam Sorenson Irrevocable Trust, the Children of Karen Marie Lopez Irrevocable Trust, the Children of Kimberly Kaye Parker Irrevocable Trust, the Matthew Adam Sorenson Irrevocable Trust, the Karen Marie Lopez Irrevocable Trust, the Kimberly Kaye Parker Irrevocable Trust and the Sorenson Family Trust

          2.4  Management Services Agreement, dated as of February 21, 2003 by and between Mackie Designs Inc. and Sun Capital Partners Management, LLC

          2.5  Post-Closing Funding Agreement, dated as of February 21, 2003, by and between Mackie Designs Inc. and Sun Mackie, LLC

          99.1 Text of Press Release issued February 21, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MACKIE DESIGNS INC.
	By:	/s/ WILLIAM A. GARRARD William A. Garrard Vice President, Finance and Chief Financial Officer
Dated: February 21, 2003

4

EXHIBIT INDEX

Exhibit Number	Description
2.1	First Amendment to Stock Purchase Agreement, dated as of February 7, 2003, by and among Sun Mackie, LLC, Mackie Designs Inc., Gregory Mackie, on behalf of himself and as the sole trustee of the Clair Mackie Irrevocable Trust, the Nathalia Mackie Irrevocable Trust, the Kathleen Staples Irrevocable Trust and the Christine Radke Irrevocable Trust, and C. Marcus Sorenson and Judith B. Sorenson, as co-trustees of the Children of Matthew Adam Sorenson Irrevocable Trust, the Children of Karen Marie Lopez Irrevocable Trust, the Children of Kimberly Kaye Parker Irrevocable Trust, the Matthew Adam Sorenson Irrevocable Trust, the Karen Marie Lopez Irrevocable Trust, the Kimberly Kaye Parker Irrevocable Trust and the Sorenson Family Trust
2.2
Second Amendment to Stock Purchase Agreement, dated as of February 13, 2003, by and among Sun Mackie, LLC, Mackie Designs Inc., Gregory Mackie, on behalf of himself and as the sole trustee of the Clair Mackie Irrevocable Trust, the Nathalia Mackie Irrevocable Trust, the Kathleen Staples Irrevocable Trust and the Christine Radke Irrevocable Trust, and C. Marcus Sorenson and Judith B. Sorenson, as co-trustees of the Children of Matthew Adam Sorenson Irrevocable Trust, the Children of Karen Marie Lopez Irrevocable Trust, the Children of Kimberly Kaye Parker Irrevocable Trust, the Matthew Adam Sorenson Irrevocable Trust, the Karen Marie Lopez Irrevocable Trust, the Kimberly Kaye Parker Irrevocable Trust and the Sorenson Family Trust
2.3
Third Amendment to Stock Purchase Agreement, dated as of February 21, 2003, by and among Sun Mackie, LLC, Mackie Designs Inc., Gregory Mackie, on behalf of himself and as the sole trustee of the Clair Mackie Irrevocable Trust, the Nathalia Mackie Irrevocable Trust, the Kathleen Staples Irrevocable Trust and the Christine Radke Irrevocable Trust, and C. Marcus Sorenson and Judith B. Sorenson, as co-trustees of the Children of Matthew Adam Sorenson Irrevocable Trust, the Children of Karen Marie Lopez Irrevocable Trust, the Children of Kimberly Kaye Parker Irrevocable Trust, the Matthew Adam Sorenson Irrevocable Trust, the Karen Marie Lopez Irrevocable Trust, the Kimberly Kaye Parker Irrevocable Trust and the Sorenson Family Trust
2.4	Management Services Agreement, dated as of February 21, 2003 by and between Mackie Designs Inc. and Sun Capital Partners Management, LLC
2.5	Post-Closing Funding Agreement, dated as of February 21, 2003, by and between Mackie Designs Inc. and Sun Mackie, LLC
99.1	Text of Press Release dated February 21, 2003

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SIGNATURES
EXHIBIT INDEX